EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Workhorse Group Inc. (the "Company") on Form 10-K for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert M. Ginnan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 12, 2024
/s/ Robert M. Ginnan
Robert M. Ginnan
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

This certification shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934. In addition, this certification shall not be deemed to be incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.